UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): March 10, 2010 (March 9, 2010)
ANADARKO PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-8968	76-0146568

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1201 Lake Robbins Drive
The Woodlands, Texas 77380-1046
(Address of principal executive offices including Zip Code)
(832) 636-1000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01. Entry into a Material Definitive Agreement.
     On March 9, 2010, Anadarko Petroleum Corporation (the “Company”) entered into a Terms Agreement, dated as of March 9, 2010 (including the Underwriting Agreement (Standard Provisions) dated March 2010 of the Company incorporated therein by reference, the “Terms Agreement”), among the Company and UBS Securities LLC, Goldman, Sachs & Co., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters (collectively, the “Underwriters”). The Terms Agreement contains customary representations, warranties and agreements by the Company and customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. The foregoing description of the Terms Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Terms Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference herein.
     The Underwriters and certain of their affiliates have provided from time to time, and may provide in the future, investment and commercial banking and financial advisory services to the Company and its affiliates in the ordinary course of business, for which they have received and may continue to receive customary fees and commissions.
Item 8.01. Other Events.
     On March 9, 2010, the Company issued a press release announcing the pricing of a registered offering of $750 million 6.200% Senior Notes due 2040. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     On March 9, 2010, the Company issued a press release announcing that it has commenced a cash tender offer for up to $1 billion in aggregate principal amount of certain series of its outstanding debt. A copy of this press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits:

Exhibit
No.	Document

1.1
Terms Agreement (including the Underwriting Agreement (Standard Provisions) dated March 2010 of Anadarko Petroleum Corporation incorporated therein by reference), dated March 9, 2010, among Anadarko Petroleum Corporation and UBS Securities LLC, Goldman, Sachs & Co., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters named therein.

99.1	Company Press Release, dated March 9, 2010, regarding the pricing of the notes offering.

99.2	Company Press Release, dated March 9, 2010, regarding the commencement of the tender offer.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANADARKO PETROLEUM CORPORATION (Registrant)
Dated: March 10, 2010
	By:	/s/ Robert K. Reeves
Robert K. Reeves
Senior Vice President, General Counsel and Chief Administrative Officer

EXHIBIT INDEX

Exhibit
No.	Document

1.1
Terms Agreement (including the Underwriting Agreement (Standard Provisions) dated March 2010 of Anadarko Petroleum Corporation incorporated therein by reference), dated March 9, 2010, among Anadarko Petroleum Corporation and UBS Securities LLC, Goldman, Sachs & Co., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters named therein.

99.1	Company Press Release, dated March 9, 2010, regarding the pricing of the notes offering.

99.2	Company Press Release, dated March 9, 2010, regarding the commencement of the tender offer.